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THE STRONG
  INSTITUTIONAL MONEY FUND
                      SEMI-ANNUAL REPORT o AUGUST 31, 1996

[PHOTO OF 2 MEN AND A WOMAN SEATED AT A TABLE]

                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

THE STRONG
  INSTITUTIONAL MONEY FUND
                      SEMI-ANNUAL REPORT o AUGUST 31, 1996


                                Table of Contents
INVESTMENT REVIEW
       The Strong Institutional Money Fund...............................2


FINANCIAL INFORMATION
       Schedule of Investments in Securities.............................4

       Statement of Operations...........................................6

       Statement of Assets and Liabilities...............................6

       Statement of Changes in Net Assets................................7

       Notes to Financial Statements.....................................8


FINANCIAL HIGHLIGHTS.....................................................8




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The Strong  INSTITUTIONAL MONEY Fund
================================================================================
The Strong Institutional Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

[PHOTO OF NICKELS]

THE FUND CONTINUED TO PERFORM WELL
The Strong Institutional Money Fund continued to provide a competitive yield, ranking #5 of 141 (top 4%) for yield among institutional money funds tracked by IBC's Money Fund Report(TM), a service of IBC Financial Data, Inc., for the 7 days ended 9-10-96.(1)


INTEREST RATES TAKE OFF
As 1996 began, the consensus economic view was for weak growth in the U.S. economy. Gross domestic product estimates were being revised downward, and some economists even projected a recession beginning in the first half of the year.


However, an unexpectedly strong employment report - indicating that a much larger than anticipated number of jobs were created in February - shattered this pessimistic view of the economy, and subsequent economic data tended to support the idea that the economy was strengthening rather than weakening. As the accompanying chart illustrates, the result was that interest rates staged an abrupt reversal and headed higher. Short-term rates (as measured by 3-month T-Bills) moved from 5.03% at the end of February to 5.28% by the end of August, and this move was modest compared to that of longer maturities.


OUR STRATEGY: TRIM THE SAILS SLIGHTLY
Although the market's view of the economy changed a great deal during the last six months, our view changed little over this period. We never expected a recession to occur this year, while the market swung from fear of a recession to an equal fear of too-rapid growth. Thus, we needed to make only slight calibrations, rather than major shifts, to keep the Fund performing well.

As March began, the Fund was positioned somewhat aggressively, with an average maturity of 55 days. This enabled the Fund to lock in attractive yields for a longer period of time as interest rates trended down through the first two months of 1996. When interest rates reversed course in March, we began to gradually shorten the Fund's maturity to a more neutral maturity (between 40 and 50 days, generally). Shortening the Fund's maturity helped to reduce the negative impact of rising rates. We maintained this neutral maturity through the end of August.


RATES MAY MOVE SLIGHTLY HIGHER NEAR-TERM
During recent months, the economy has continued to show sustained strength, particularly in the form of lower unemployment and hints of accelerating wage

2
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growth. As a result,  there is a reasonable chance that the Federal Reserve will raise short-term rates by 0.25%-0.50% before the year is out. In fact, the market appears to have already priced in such a tightening by ratcheting up short-term rates during July.

      YIELD SUMMARY(1)
       as of 9-10-96

    7-Day Current Yield
           5.37%

   7-Day Effective Yield
           5.51%

     Average Maturity
       as of 8-31-96
          58 days

That said, from this point it is difficult to justify a sustained move in rates in either direction, at least for the near term. In our view, the underlying fundamentals of the U.S. bond market remain positive. We expect to see growth in the gross domestic product near 2.5% this year, which we believe should pose no threat to the current subdued level of inflation.

As always, we thank you for your confidence and remain committed to meeting your investment needs in the future.

Cordially,

/s/ Jay N. Mueller

Jay N. Mueller
Portfolio Manager
[PHOTO OF JAY N. MUELLER]
--------------------------------------------------------------------------------
3-MONTH TREASURY BILL YIELDS HEADED HIGHER
  3 month T-Bill yields through 8-30-96

Source: Bloomberg

2-96              5.03%
3-96              5.14%
4-96              5.15%
5-96              5.18%
6-96              5.16%
7-96              5.31%
8-96              5.28%

--------------------------------------------------------------------------------
(1) Yields are annualized for the 7-day period ended 9-10-96. Due to an accounting adjustment, the yields reported for the 7-day period ended 8-30-96 were less than the yield actually produced by the Fund. The yields for the 7-day period ended 9-10-96 are a more accurate representation of the Fund's true yield. Effective yields reflect the compounding of income. Investments in the Fund are neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share. Yields and rankings are historical and do not represent future results. Yields will fluctuate. Currently, the Fund's Advisor has voluntarily agreed to maintain the Fund's Total Operating Expenses at no more than 0.21%, resulting in a waiver of 0.35% in management fees. Without this waiver, the Fund's current yield would have been 5.02%, and its effective yield would have been 5.15%.

                                                                               3
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


SCHEDULE OF INVESTMENTS IN SECURITIES                                                                 August 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------


                                                                                PRINCIPAL    YIELD TO     MATURITY     AMORTIZED
                                                                                 AMOUNT      MATURITY     DATE (b)   COST (NOTE 2)
                                                                             (In Thousands)                         (In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT 1.5%
Advanta National Bank                                                            $2,000         5.18%      2/07/97    $  2,009

COMMERCIAL PAPER 68.4%
Alamo Funding L.P. (Acquired 7/25/96; Cost $2,677) (a)                            2,700         5.39       9/20/96       2,693
Anaheim, California Electric System                                               1,000         5.61      11/01/96       1,000
Anchor Funding Corporation (Acquired 7/01/96; Cost $4,933) (a)                    5,000         5.50       9/26/96       4,982
Broadway Capital Corporation (Acquired 8/19/96; Cost $2,893) (a)                  2,906         5.35       9/17/96       2,900
Calcot, Ltd.                                                                      3,000         5.47       9/06/96       2,999
Cigna Corporation                                                                 2,840         5.41      11/22/96       2,806
Coca-Cola Enterprises, Inc.                                                       4,000         5.36      11/14/96       3,957
Creative Capital Corporation:
  (Acquired 7/24/96; Cost $444) (a)                                                 450         5.50      10/23/96         447
  (Acquired 8/16/96; Cost $6,609) (a)                                             6,700         5.45      11/14/96       6,627
Dynamic Funding Corporation                                                       5,000         5.56      10/07/96       4,974
                                                                                  2,000         5.50      10/15/96       1,987
Empire District Electric Company                                                    895         5.35       9/18/96         893
Finova Capital Corporation                                                        3,000         5.51      10/03/96       2,986
First Data Corporation                                                            1,500         5.45       9/17/96       1,497
Guardian Industries Corporation                                                   3,850         5.32      10/07/96       3,831
Heller Financial, Inc.                                                            2,100         5.58       9/10/96       2,098
Locap, Inc. (Acquired 8/22/96; Cost $6,182) (a)                                   6,245         5.35      10/29/96       6,193
Mercury Finance Corporation                                                       1,150         5.48       9/06/96       1,149
                                                                                  4,000         5.55       9/10/96       3,996
                                                                                  1,000         5.45       9/12/96         998
Mitsubishi Motor Credit of America, Inc.                                          4,000         5.40      11/04/96       3,963
New York City General Obligation                                                  4,500         5.52      10/15/96       4,500
New York State Dormitory Authority                                                2,637         5.56       9/17/96       2,637
New York State Job Development Authority                                          3,200         5.57      11/12/96       3,200
Nynex Corporation                                                                 2,500         5.47      10/16/96       2,484
Oakland-Alameda County, California Coliseum Authority                             4,000         5.43      11/21/96       4,000
Oklahoma State Investment Finance Authority                                       1,490         5.70      11/01/96       1,490
Salomon, Inc.                                                                     1,250         5.33       9/03/96       1,250
Sotheby's, Inc.                                                                   1,000         5.38       9/23/96         997
US WEST Capital Funding, Inc.                                                     1,100         5.45       9/19/96       1,097
                                                                                  3,420         5.50      10/22/96       3,394
West Baton Rouge Parish, Louisiana                                                2,000         5.55       9/25/96       2,000
Wisconsin Electric Power Company                                                    194         5.07      Upon Demand      194
                                                                                                                      --------
TOTAL COMMERCIAL PAPER                                                                                                  90,219

CORPORATE FLOATING RATE NOTES 1.4%
Lehman Brothers Holdings, Inc. Medium Term Notes, Tranche #4, 4.625%              1,870         5.98      10/15/96       1,867

CORPORATE OBLIGATIONS 12.8%
Banponce Financial Corporation Medium Term Notes, Tranche #34, 5.45%              2,000         6.03       1/07/97       1,996
GTE Finance Corporation, 9.78%                                                    1,500         6.01       4/30/97       1,536
General Motors Acceptance Corporation Medium Term Notes, Tranche #254, 6.70%      3,000         5.66       4/21/97       3,019
MGM Grand Hotel Finance Corporation First Mortgage Floating Rate Notes, 12.00%    6,000         6.65       5/01/97       6,511
Public Service Electric and Gas Company First and Refunding Mortgage,
  Series EE, 8.75%                                                                3,551         6.01      11/01/96       3,809
                                                                                                                      --------
TOTAL CORPORATE OBLIGATIONS                                                                                             16,871

TAXABLE MUNICIPAL VARIABLE RATE PUT BONDS 15.7%
Alabama State Industrial Development Authority Industrial Development Revenue     2,025         5.60       9/05/96       2,025
Bel Aire, LLC                                                                     2,200         5.60       9/05/96       2,200
Berks County, Pennsylvania Industrial Development Authority Industrial
  Development Revenue                                                             2,525         5.55       9/05/96       2,525
Gardena, California First-Time Homebuyer Refunding Program                        1,300         5.75       9/04/96       1,300
Maine Regional Waste System, Inc. Solid Waste Resource Recovery Revenue             280         5.60       9/04/96         280
State of Virginia Housing Development Authority Multi-Family Housing Revenue      2,900         5.57       9/01/96       2,900
Tifton Mall, Inc.                                                                 2,000         5.60       9/05/96       2,000
WLB, LLC                                                                          6,500         5.60       9/05/96       6,500
West Hollywood, California Certificates of Participation - Capital Projects         890         5.75       9/05/96         890
                                                                                                                      --------
TOTAL TAXABLE MUNICIPAL VARIABLE RATE PUT BONDS                                                                         20,620
                                                                                                                      --------
TOTAL INVESTMENTS IN SECURITIES 99.8%                                                                                  131,586
Other Assets and Liabilities, Net 0.2%                                                                                     243
                                                                                                                      --------
NET ASSETS 100.0%                                                                                                     $131,829
                                                                                                                      ========

                                                     See   notes  to   financial statements.
4


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
                                                                                                                   PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                                                                             NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Non-Agency Asset Backed ..................................................................................................16.5%
Industrial Development Revenue ...........................................................................................12.8
Personal & Commercial Lending ............................................................................................ 8.5
General Obligation ....................................................................................................... 6.6
Leisure Service .......................................................................................................... 5.6
Automobile ............................................................................................................... 5.3
Telecommunication Service ................................................................................................ 5.3
Parking Revenue .......................................................................................................... 4.9
Oil - North American Integrated .......................................................................................... 4.7
Bank - Regional .......................................................................................................... 3.0
Beverage - Soft Drink .................................................................................................... 3.0
Auto & Truck Parts ....................................................................................................... 2.9
Electric & Gas Utilities ................................................................................................. 2.9
Single Family Mortgage Revenue ........................................................................................... 2.7
Brokerage & Investment Management ........................................................................................ 2.4
Agricultural Operations .................................................................................................. 2.3
Finance - Miscellaneous .................................................................................................. 2.2
Insurance - Multi-Line ................................................................................................... 2.1
University Revenue ....................................................................................................... 2.0
Telecommunication ........................................................................................................ 1.2
Computer Service ......................................................................................................... 1.1
Consumer - Miscellaneous ................................................................................................. 0.8
Electric Utility ......................................................................................................... 0.7
Other Revenue ............................................................................................................ 0.2
Electric Power ........................................................................................................... 0.1
Other Assets and Liabilities, Net ........................................................................................ 0.2
                                                                                                                         ------
Total                                                                                                                    100.0%
                                                                                                                         ======


LEGEND
------
(a)Restricted security.
(b)Maturity  date represents  actual  maturity,  earliest put date, or for U.S.
   Government Agency Securities, the next interest adjustment date.

 All costs are stated in thousands.
 Percentages are stated as a percent of net assets.

                                            See notes to financial statements.

                                                                                                                             5
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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended August 31, 1996 (Unaudited)

                                                                (In Thousands)
INTEREST INCOME                                                     $3,566
EXPENSES:
   Investment Advisory Fees                                            219
   Custodian Fees                                                       11
   Shareholder Servicing Costs                                          18
   Other                                                                35
                                                                  --------
   Total Expenses before Waivers                                       283
   Voluntary Fee Waivers by Advisor                                   (150)
                                                                  --------
   Expenses, Net                                                       133
                                                                  --------
NET INVESTMENT INCOME                                               $3,433
                                                                  ========



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
August 31, 1996 (Unaudited)
                                        (In Thousands, Except Per Share Amounts)
ASSETS:
   Investments in Securities, at Amortized Cost                   $131,586
   Interest Receivable                                                 738
   Other Assets                                                        212
                                                                  --------
   Total Assets                                                    132,536

LIABILITIES:
   Dividends Payable                                                   585
   Accrued Operating Expenses and Other Liabilities                    122
                                                                  --------
   Total Liabilities                                                   707
                                                                  --------
NET ASSETS                                                        $131,829
                                                                  ========

Capital Shares Outstanding (Unlimited Number Authorized)           131,829

NET ASSET VALUE PER SHARE                                            $1.00
                                                                     =====
NET ASSETS CONSIST OF:
   Capital (Par Value and Paid-In Capital)                        $131,829
                                                                  ========


                       See notes to financial statements.
6



STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------


                                                                                         (In Thousands)
                                                                              SIX MONTHS ENDED      PERIOD ENDED
                                                                                AUG. 31, 1996       FEB. 29, 1996
                                                                                -------------       -------------
                                                                                 (UNAUDITED)          (NOTE 1)
OPERATIONS:
   Net Investment Income                                                          $  3,433           $   1,769

CAPITAL SHARE TRANSACTIONS:
    Proceeds from Shares Sold                                                      303,607             347,284
    Proceeds from Reinvestment of Dividends                                          2,450               1,036
    Payment for Shares Redeemed                                                   (301,689)           (220,959)
                                                                                  --------            --------
    Net Increase in Net Assets from Capital Share Transactions                       4,368             127,361

DISTRIBUTIONS:
   From Net Investment Income                                                       (3,433)             (1,769)
                                                                                  --------            --------
TOTAL INCREASE IN NET ASSETS                                                         4,368             127,361

NET ASSETS:
   Beginning of Period                                                             127,461                 100
                                                                                  --------            --------
   End of Period                                                                  $131,829            $127,461
                                                                                  ========            ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                            303,607             347,284
   Issued in Reinvestment of Distributions                                           2,450               1,036
   Redeemed                                                                       (301,689)           (220,959)
                                                                                  --------            --------
   Net Increase                                                                      4,368             127,361
                                                                                  ========            ========


                                                                                                             7
                                            See notes to financial statements.


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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1996 (Unaudited)

1.  ORGANIZATION
    The Strong Institutional Money Fund commenced operations on September 21, 1995, and is a diversified series of Strong Institutional Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
    (A) Security Valuation -- Investments are valued using the amortized cost method, which approximates current value. Amortized cost for Federal income tax and financial reporting purposes is the same.

        The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities at August 31, 1996 were (in thousands) $23,738 and $23,842, respectively, representing 18.1% of the net assets of the Fund.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal
        Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund.
        Accordingly, no Federal income or excise tax provision is required.

    (C) Other -- Investment security transactions are recorded on the trade date. Dividend distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of .35% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

    The amount payable to the Advisor at August 31, 1996 and unaffiliated directors' fees for the period then ended were (in thousands) $119 and $1, respectively.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS  PERIOD ENDED
                                            ENDED AUG.31   FEB.29
                                               1996(a)     1996(b)
                                              --------    --------
                                             (Unaudited)  (Note 1)

SELECTED PER-SHARE DATA
-----------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $   1.00    $   1.00

   Net Investment Income                          0.03        0.03
   Dividends from Net Investment Income          (0.03)      (0.03)
                                              --------    --------
NET ASSET VALUE, END OF PERIOD                $   1.00    $   1.00
                                              ========    ========
TOTAL RETURN                                     +2.8%       +2.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)      $131,829    $127,461
Ratio of Expenses to Average Net Assets           0.2%*       0.2%*
Ratio of Expenses to Average Net Assets
   Without Waivers                                0.4%*       0.4%*
Ratio of Net Investment Income to Average
   Net Assets                                     5.4%*       5.6%*


 * Calculated on an annualized basis.
(a)Total return is not annualized.
(b)For the period from September 21, 1995 (inception) to February 29, 1996. Total return is not annualized.
8
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                    FOR LITERATURE AND INFORMATION REQUESTS,
                        TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                           CALL 1-800-733-CASH(2274).

        For a prospectus containing more complete information, including management fees and expenses, please call 1-800-733-CASH(2274). Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong
                 Funds are offered for sale by prospectus only.


                                  [STRONG LOGO]
                         STRONG CAPITAL MANAGEMENT, INC.
                                  P.O. Box 782
                           Milwaukee, Wisconsin 53201

                                                                        3616I96O